                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





       Date of Report (Date of earliest event reported): October 25, 2004
                                                         ----------------------



                        KEYCORP STUDENT LOAN TRUST 2003-A
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    333-62624-04               87-6257135
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)




    c/o KeyBank National Association, as Administrator, 800 Superior Avenue,
                   Attn: Janelle Gould, Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:  (216) 828-9358
                                                     ---------------------------




                             Exhibit Index on Page 4

                                Page 1 of 8 pages

Item 8.01 OTHER EVENTS

MERGER OF KEY BANK USA WITH AND INTO KEYBANK NATIONAL ASSOCIATION
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Prior to October 1, 2004, Key Bank USA, National Association ("Key Bank USA") and KeyBank National Association ("KeyBank") were both national banking associations and wholly-owned by KeyCorp. Effective on October 1, 2004, Key Bank USA merged with and into KeyBank and, as of that date, KeyBank succeeded to all assets and liabilities of Key Bank USA. As a result, KeyBank has succeeded Key Bank USA as "Master Servicer", "Seller" and "Administrator" under and in accordance with the terms of the Sale and Servicing Agreement and other agreements relating to the KeyCorp Student Loan Trust securitization transaction referenced above and has assumed all other obligations and liabilities of Key Bank USA in connection with such securitization transaction. No material changes are expected to occur with regard to the administrative and servicing operations of the Trust as a result of the merger.

KeyBank files quarterly Consolidated Reports of Condition and Income ("Call Reports") with its primary regulator, the Office of the Comptroller of the Currency. KeyBank's Call Reports are available online at http://www2.fdic.gov/call_tfr_rpts/. As of June 30, 2004, KeyBank had total assets of approximately $74.85 billion, total liabilities (including minority interest in consolidated subsidiaries) of approximately $69.95 billion and approximately $4.90 billion in stockholder's equity, and Key Bank USA had total assets of approximately $10.19 billion, total liabilities (including minority interest in consolidated subsidiaries) of approximately $9.10 billion and approximately $1.09 billion in stockholder's equity. The principal executive offices of KeyBank are located at Key Tower, 127 Public Square, Cleveland, Ohio 44114, and its telephone number is (216) 689-6300.

On October 25, 2004, the KeyCorp Student Loan Trust 2003-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibit to this Form 8-K, to Noteholders of record.


In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Noteholder's Statement reflecting the Trust's activities for the period ending September 30, 2004, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


Item 9.01 EXHIBITS

Exhibit 99(a) - Noteholder's Statement








                                Page 2 of 8 pages

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 25, 2004




                                       KeyCorp Student Loan Trust 2003-A

                                       By:  KeyBank National Association,
                                            successor in interest to
                                            Key Bank USA, National Association,
                                            as Administrator


                                       By:           /S/ KRISTA C. NEAL
                                            ------------------------------------
                                                     Krista C. Neal
                                                     Vice President


















                                Page 3 of 8 pages

                                  EXHIBIT INDEX





Exhibit

99(a)    Noteholder's Statement                                           5


































                                Page 4 of 8 pages